                                                                    EXHIBIT 99.1

                        PRO FORMA FINANCIAL INFORMATION

    The unaudited pro forma combined statement of operations for the year ended December 31, 1996 gives effect to (i) the Transactions (as defined below), (ii) the issuance by Universal Outdoor, Inc. ("UOI") of $225 million of its 9 3/4% Senior Subordinated Notes due 2006 in October 1996 (the "October Notes") and $100 million of its 9 3/4% Series B Senior Subordinated Notes due 2006 in December 1996 (the "December Notes") and the issuance by Universal Outdoor Holdings, Inc. (the "Company") of 6.5 million shares of the Company's common stock in October 1996 and the application of the net proceeds therefrom, (iii) the acquisitions of Naegele, Ad-Sign, Inc., Image Media, Inc. and consummation of the Company's initial public offering of 6.2 million shares of its common stock and the application of the net proceeds therefrom, and (iv) the net reduction in operating expenses of the businesses acquired as if each had occurred at the beginning of the period.

     The "Transactions" consist of: (i) the acquisition by the Company in October 1996 of the outstanding capital stock of Outdoor Advertising Holdings, Inc. for approximately $240 million in cash (the "POA Acquisition"); (ii) the Company's tender offer, completed in October 1996, to purchase all of its 14% Senior Secured Discount Notes due 2004 and UOI's tender offer, completed in October 1996, to purchase all of its outstanding 11% Senior Notes due 2003; (iii) the acquisition by the Company of the outstanding capital stock of Revere Holding Corp. for approximately $125 million in cash (the "Revere Acquisition"); (iv) the execution of a credit facility providing for a total commitment of $300 million (the "New Credit Facility"); (v) the acquisition by the Company of certain assets of Matthew Outdoor Advertising Acquisition Co. L.P. for approximately $40 million in cash in September 1996 (the "Matthew Acquisition"); (vi) the acquisition by the Company in September 1996 of certain assets of Iowa Outdoor Displays and The Chase Company for approximately $1.8 million and $5.8 million in cash, respectively, (the "Additional Acquisitions"); and (vii) the acquisition by the Company of certain assets located in and around Memphis, Tennessee and Tunica County, Mississippi for approximately $71 million in cash plus 100,000 shares of the Company's common stock (the "Memphis/Tunica Acquisition").

    The detail assumptions used to prepare the unaudited pro forma combined statement of operations is contained in the notes to unaudited pro forma combined statement of operations. The unaudited pro forma combined statement of operations reflects the use of the purchase method of accounting for all acquisitions during 1996.

    Pro forma financial information has not been updated through June 30, 1997 due to significant acquisitions of 1997 occurring in early January 1997.
As such, pro forma information for the statement of operations would not be significantly different from actual. The balance sheet at June 30, 1997, included herein, includes the significant acquisitions occurring in early January 1997.

    Pro forma adjustments for all acquisitions are based upon preliminary estimates, available information and certain assumptions that management of the Company deems appropriate. Final adjustments may differ from the pro forma adjustments presented herein. The unaudited proforma combined statement of operations does not purport to present the actual financial position or results of operations of the Company had the transactions and events assumed therein in fact occurred on the dates specified, nor are they necessarily indicative of the results of operations that may be achieved in the future. The unaudited pro forma combined statement of operations is based on certain assumptions and adjustments described in the notes thereto and should be read in conjunction with the notes to unaudited pro forma combined statement of operations and the separate historical financial statements and notes which are contained elsewhere herein. Income (loss) is shown before income taxes and extraordinary items because the Company has sufficient net operating loss carryforwards to offset taxable income for the periods presented. Therefore, the presentation of income taxes is neither required nor meaningful. See the Consolidated Financial Statements and the Notes thereto of the Company, the Consolidated Financial Statements and the Notes thereto of NOA Holding Company, the Statement of Revenues and Direct Expenses and the Notes thereto of Ad-Sign, the Financial Statements and Notes thereto of POA Acquisition Corporation, and the Consolidated Financial Statements and Notes thereto of Revere Holding Corp. included elsewhere in this report.

    The unaudited pro forma combined statement of operations includes certain adjustments relating to the acquisitions of the common stock of Naegele, Outdoor Advertising Holdings, Inc. and Revere Holding Corp. The unaudited pro forma adjustments reflect an allocation of a portion of the total acquisition cost to goodwill and the establishment of acquisition liabilities and deferred tax liabilities for the effects of the significant differences between the tax basis of the assets acquired and the estimated fair value of the assets, primarily property and equipment, recorded for financial statement purposes. Since it is not deductible for tax purposes, no deferred taxes are required to be recorded for amounts allocated to goodwill. The unaudited pro forma adjustments in previous filings were prepared on the belief that the recordable differences in book and tax bases of the assets acquired would not be significant. As a result of the allocation of total acquisition cost in this report, depreciation expense has been decreased by approximately $7.5 million and goodwill amortization increased by approximately $9.7 million. Pro forma adjustments for all acquisitions are based upon preliminary estimates, available information and certain assumptions that the management of the Company deems appropriate. Final adjustments may differ from the pro forma adjustments presented herein.

                        UNIVERSAL OUTDOOR HOLDINGS, INC.
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                         UNIVERSAL
                          OUTDOOR    AD-SIGN, INC                           MEMPHIS/
                         HOLDINGS,    AND IMAGE                  POA         TUNICA       ADDITIONAL      REVERE
                           INC.         MEDIA       NAEGELE  ACQUISITION(1) ACQUISITION  ACQUISITIONS   ACQUISITION
                         ---------   ------------   -------  -----------   -----------   ------------   -----------
Net revenue............    76,138       $  842      $5,832     $35,815        14,705        $1,166         29,047
                         ---------   ------------   -------  -----------   -----------   ------------   -----------
Operating expenses:
  Direct cost of
   revenues............    26,468          322       2,616      10,788         6,315           564         17,333
  General and
   administrative
   expenses............    10,648          100       1,459       9,613         2,743           304          4,118
  Depreciation and
   amortization........    18,286          160       1,053       6,004         1,546            38          5,542
  Non cash compensation
   for common stock
   warrants............     9,000
                         ---------   ------------   -------  -----------   -----------   ------------   -----------
                           64,402          582       5,128      26,405        10,604           906         26,993
                         ---------   ------------   -------  -----------   -----------   ------------   -----------
Operating income.......    11,736          260         704       9,410         4,101           260          2,054

Interest expense.......    19,567       --             468       5,558            89            52          3,392
Other expense..........     1,398       --            --           (21)       --               (84)        (8,410)
                         ---------   ------------   -------  -----------   -----------   ------------   -----------
Income (loss) before
   income taxes and
   extraordinary
   items...............    (9,229)      $  260      $  236     $ 3,873         4,012        $  292          7,072
                         ---------   ------------   -------  -----------   -----------   ------------   -----------
                         ---------   ------------   -------  -----------   -----------   ------------   -----------


                                                                   JULY AND OCTOBER                    PRO FORMA
                           MATTHEW                                    OFFERINGS         PRO FORMA      OFFERING        AS
                         ACQUISITION   ACQUISITION ADJUSTMENTS       ADJUSTMENTS       AS ADJUSTED    ADJUSTMENTS   ADJUSTED
                         -----------   ------------------------   ------------------   ------------   -----------   --------
Net revenue............      8,943      $     4,123(2)(3)          $   --                176,611       $ --         $176,611

                         -----------     ----------                 ----------         ------------   -----------   --------
Operating expenses:
  Direct cost of
   revenues............      3,558            2,024(2)(3)              --                 69,988         --          69,988
  General and
   administrative
   expenses............      1,550           (9,687)(2)(3)(4)          --                 20,848         --          20,848
  Depreciation and
   amortization........        993           17,196(2)(3)(5)           --                 50,818         --          50,818
  Non cash compensation
   for common stock
   warrants............                                                                    9,000                      9,000
                         -----------     ----------                 ----------         ------------   -----------   --------
                             6,101            9,533                    --                150,654         --         150,654
                         -----------     ----------                 ----------         ------------   -----------   --------
Operating income.......      2,842           (5,410)                   --                 25,957         --          25,957
Interest expense.......     --               37,869(2)(3)(6)(7)        (23,938)(9)        43,057          1,178(10)  44,235
Other expense..........     --                8,928(2)(3)(8)           --                  1,811         --           1,811
                         -----------     ----------                 ----------         ------------   -----------   --------
Income (loss) before
   income taxes and
   extraordinary
   items...............      2,842      $   (52,207)               $    23,938          $(18,911)      $ (1,178)    $(20,089)

                         -----------     ----------                 ----------         ------------   -----------   --------
                         -----------     ----------                 ----------         ------------   -----------   --------

     See accompanying notes to pro forma combined statements of operations.

         NOTES TO UNAUDITED COMBINED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                             (DOLLARS IN THOUSANDS)

    The following explanations describe the assumptions used in determining the pro forma adjustments necessary to present the pro forma results of operations of the Company giving effect to the Transactions, the Offering, the October Offerings, the December Offering and the application of the estimated net proceeds therefrom, and the net reduction in operating expenses of the businesses acquired as if each had occurred at the beginning of the period.

                                                                                                           YEAR ENDED
                                                                                                          DECEMBER 31,
                                                                                                              1996
                                                                                                         --------------

       1.  POA Acquisition Corporation, a wholly-owned subsidiary of OAH, acquired certain assets and liabilities in the outdoor advertising industry in Florida during May 1996. The historical financial information includes revenues and expenses associated with the new market prior to the acquisition:
                                                                                                          $        955
               Net revenues............................................................................
                                                                                                                   710
               Direct cost of revenues.................................................................

       2.  Prior to acquisition by the Company, Revere disposed of certain assets and liabilities in the outdoor advertising industry in Texas. The following entry eliminates revenues and expenses associated with the Texas market prior to the acquisition:

                                                                                                          $     (3,661)
               Net revenue.............................................................................
                                                                                                                (2,128)
               Direct cost of revenues.................................................................
                                                                                                                  (568)
               General and administrative expenses.....................................................
                                                                                                                  (765)
               Depreciation and amortization...........................................................
                                                                                                                  (367)
               Interest expense........................................................................
                                                                                                                  (853)
               Other...................................................................................

       3.  Entry records statement of operations activity of Revere from September 30, 1996 through the date of closing (December 10, 1996):

                                                                                                          $      7,784
             Net revenue...............................................................................
                                                                                                                 4,152
             Direct cost of revenues...................................................................
                                                                                                                 1,081
             General and administrative................................................................
                                                                                                                 1,764
             Depreciation and amortization.............................................................
                                                                                                                   770
             Interest expense..........................................................................
                                                                                                                   848
             Other expense.............................................................................

                                                                                                           YEAR ENDED
                                                                                                          DECEMBER 31,
                                                                                                              1996
                                                                                                         --------------
       4.  Entry records reduction in general and administrative expenses relating to elimination of certain duplicate corporate expenses, principally relating to employee costs and costs relating to other corporate activities. Amounts have been determined based upon specific employees identified for termination plus actual benefits costs incurred, and expenses associated with leased facilities which will not be assumed or will be canceled upon consummation of the acquisition.

                                                                                       $   1,875
             Naegele, Ad-Sign and Image Media.......................................
                                                                                      -----------
                                                                                      -----------
                                                                                       $   2,100
             POA Acquisition........................................................
                                                                                           1,000
             Memphis/Tunica Acquisition.............................................
                                                                                             255
             Additional Acquisitions................................................
                                                                                      -----------
                                                                                       $   3,355
                                                                                      -----------
                                                                                      -----------
                                                                                       $   3,770
             Revere Acquisition.....................................................
                                                                                           1,200
             Matthew Acquisition....................................................
                                                                                      -----------
                                                                                       $   4,970
                                                                                      -----------
                                                                                      -----------

       5. Entry records the increase in depreciation and amortization expense arising from purchase accounting adjustments to advertising structures and goodwill amortized over a period of 15 years:

                                                                                       $     460
             Naegele, Ad-Sign and Image Media (acquired in March 1996)..............
                                                                                      -----------
                                                                                      -----------
                                                                                       $   8,480
             POA Acquisition (acquired in October 1996).............................
                                                                                           3,101
             Memphis/Tunica Acquisition (acquired in January 1997)..................
                                                                                             236
             Additional Acquisitions (acquired in September 1996)...................
                                                                                      -----------
                                                                                       $  11,817
                                                                                      -----------
                                                                                      -----------
                                                                                       $   2,210
             Revere Acquisition (acquired in December 1996).........................
                                                                                           1,710
             Matthew Acquisition (acquired in January 1997).........................
                                                                                      -----------
                                                                                       $   3,920
                                                                                      -----------
                                                                                      -----------

       6.  Entry records additional interest expense at an assumed rate of 8.25% per   $   5,604
           annum to be incurred in connection with the acquisition of Naegele,
           Ad-Sign and Image Media which occurred in March of 1996 (debt incurred of
           $60.0 million less $1.4 million of interest expense for debt not assumed).................................................................
                                                                                      -----------
                                                                                      -----------

       7. Entry to record additional interest expense at an assumed rate of 8.5% per annum in connection with the Transactions:

                                                                                       $  20,400
             POA Acquisition (debt incurred of $240.0 million)......................
                                                                                           6,018
             Memphis/Tunica Acquisition (debt incurred of $70.8 million)............
                                                                                             646
             Additional Acquisitions................................................
                                                                                      -----------
                                                                                          27,064
                                                                                          (5,699)
             Actual interest expense for POA Acquisition, Memphis/Tunica Acquisition and Additional Acquisitions..........................................
                                                                                      -----------
                                                                                       $  21,365
                                                                                      -----------
                                                                                      -----------

                                                                                      YEAR ENDED
                                                                                       DECEMBER
                                                                                       31, 1996
                                                                                      -----------
                                                                                                          $     10,489
             Revere Acquisition (debt incurred of $123.4 million)......................................
                                                                                                                 3,400
             Matthew Acquisition (debt incurred of $40.0 million)......................................
                                                                                                         --------------
                                                                                                                13,889
                                                                                                                (3,392)
             Actual interest expense for Revere Acquisition and Matthew Acquisition....................
                                                                                                         --------------
                                                                                                          $     10,497
                                                                                                         --------------
                                                                                                         --------------

       8.  Entry to reduce other income from Revere for the gain recognized on the sale of the Texas      $      8,933
           markets.....................................................................................
                                                                                                         --------------
                                                                                                         --------------

       9.  Entry to record changes in interest expense:

                                                                                                          $     (5,304)
             Proceeds of $62.4 million from the offering of Class A Common Stock in July at an assumed rate of 8.5%............................................................................
                                                                                                                (2,550)
             KEA V and KEP V and Kelso Designees (as hereafter defined) Investment of $30.0 million at an assumed rate of 8.5%.................................................................
                                                                                                               (17,175)
             October Equity Offering proceeds of $202.0 million at an assumed rate of 8.5%.............
                                                                                                                 2,813
             October Notes of $225 million at 9.75% versus assumed rate of 8.5%........................
                                                                                                                (1,771)
             Refinanced 14% Series A Senior Secured Discount Notes due 2004 of
               $50 million at an assumed rate of 9.75% for 10 of 12 months.............................
                                                                                                                  (677)
             Refinanced 11% Series A Senior Secured Discount Notes due 2003 of
               $65 million at an assumed rate of 9.75% for 10 of 12 months.............................
                                                                                                                   726
             Amortization of financing costs...........................................................
                                                                                                         --------------
                                                                                                          $    (23,938)
                                                                                                         --------------
                                                                                                         --------------

      10.  Entry to record the changes in interest expense:

                                                                                                          $      1,250
             December Notes of $100 million at 9.75% versus an assumed rate of 8.5%....................
                                                                                                                   (72)
             Amortization of deferred financing costs..................................................
                                                                                                         --------------
                                                                                                          $      1,178
                                                                                                         --------------
                                                                                                         --------------

      11. The   above   pro-forma   statement   of
         operations do not reflect the  following
         extraordinary   losses   on   the  early
         retirement of debt:

  14% Series A Senior Secured Discount
   Notes due 2004:
    September 1996......................   $ 1,400
    October 1996........................    10,725
  11% Series A Senior Secured Discount
   Notes due 2003:
    October 1996........................    14,448
                                          --------
                                           $26,573
                                          --------
                                          --------